UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-23603

The Alger ETF Trust

(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10003
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	Reports to Stockholders.

ALGER

THE ALGER ETF TRUST

ALGER 35 ETF
ALGER MID CAP 40 ETF

SEMI-ANNUAL REPORT

JUNE 30, 2021

Table of Contents

The Alger ETF Trust

Shareholders’ Letter	1

Fund Highlights	10

Portfolio Summary	14

Schedule of Investments	15

Statements of Assets and Liabilities	19

Statements of Operations	21

Statements of Changes in Net Assets	22

Financial Highlights	24

Notes to Financial Statements	26

Additional Information	36

Shareholders’ Letter (Unaudited)	June 30, 2021

Dear Shareholders,

Recent Market Performance Masks the Appeal of Industry Disrupters

In our opinion, unprecedented amounts of fiscal and monetary stimulus, anticipation of a grand re-opening of the economy and the widespread digitization of business models has resulted in investors assessing two approaches to pursuing investments that can potentially benefit from a growing economy. One approach involves conducting in-depth fundamental research to find companies with strong earnings that are using innovation to create secular growth, including in industries, such as leisure and restaurants, that generally benefit from economic expansion. The other approach relies on what we believe is a flawed shortcut of investing in businesses classified as value companies to gain exposure to cyclical opportunities, or businesses that may have weak fundamentals but have potential to benefit in the short term from economic growth.

For the six-month reporting period ended June 30, 2021, investors who favored value stocks benefited, with the Russell 3000 Value Index gaining 17.67% compared to the 12.71% return of the Index’s growth-focused counterpart. In mid-June, however, investors rotated into growth stocks and the Russell 3000 Growth Index gained 3.63% during the final two weeks of the reporting period compared to the -1.11% return of the Russell 3000 Value Index. While the market rotation in late June was encouraging and provided additional fodder for the debate about the best investing styles for the near future, we believe it is important to focus on the potential for secular growth of innovative products to outperform over the long term. To that end, we are continuing to seek companies with strong fundamentals that we believe are benefiting from developing innovative products and services.

Optimism Supports Markets

In the U.S., the S&P 500 Index generated a 15.25% return for the aforementioned six-month reporting period. During the reporting period, progress with inoculating individuals with COVID-19 vaccines supported optimism that economic shutdowns and other measures to contain the pandemic would be curtailed or eliminated. Simultaneously, analysts upgraded their outlook for 2021 earnings growth, while the March approval of President Biden’s
$1.9 trillion stimulus program, which included $1,400 checks for eligible individuals, was an additional tailwind. President Biden also signaled his commitment to provide additional stimulus with a proposed substantial infrastructure program.

Inflation and Valuations Spark Volatility

Optimism was occasionally dampened by fears that strong economic growth and stimulus spending could spark inflation, even though the Federal Reserve in the earlier portion of 2021 maintained that inflationary pressures may be transitory and signaled that it is unlikely to curtail monetary stimulus prematurely. Inflation concerns eventually climbed after the May Consumer Price Index recorded a 5% year-over-year increase, its highest reading since August of 2008. The Federal Reserve, furthermore, appeared to shift its stance on inflation during its June meeting, signaling that it may raise interest rates in 2023 rather than 2024 and discussing an eventual tapering of its bond buying program, which created uncertainty about the potential duration of the economic recovery. This uncertainty caused the strong rotation into growth stocks during the final weeks of the reporting period as investors sought companies, such as technology businesses, that can potentially generate secular earnings growth as the post COVID-19 economic recovery wanes.

Valuations also sparked concern among some investors, with the S&P 500 Index forward price-to-earnings ratio lingering above 21 times earnings compared to the 20-year average of 15.4 times earnings. We believe, however, that other metrics, such as free cash flow and the equity risk premium, are encouraging. Due to what we believe are outdated accounting standards, corporations’ growing investments in intangible assets, such as software, marketing algorithms, research and patents, are expensed rather than capitalized, causing earnings to decline relative to free cash flow, which is the amount of cash remaining after expenditures for operations and the maintenance of capital assets. Free cash flow as a percentage of net income during the past three years has been more than 100% and has increased substantially since the 1990s when it was typically under 80%, which depicts stocks as more attractively valued compared to the price-to-earnings metric. The equity risk premium, which measures investors’ required rate of return above the prevailing risk-free interest rate, furthermore, was only 5.3% for the S&P 500 Index as of June 30, 2021, which we believe is attractive from a historical perspective.

International Markets Also Advance

International markets also advanced during the reporting period with the MSCI ACWI ex USA Index, the MSCI ACWI Index and the MSCI Emerging Markets Index returning 9.45%, 12.56% and 7.58%, respectively. Optimism about a global economic recovery combined with the rollout of COVID-19 vaccines supported markets, while rising commodity prices were an additional tailwind for certain emerging market countries.

Choosing the Path Forward

We believe the post-pandemic economic recovery is benefiting not only from scaling back or eliminating social distancing requirements, but also from the strength of the U.S. consumer. The strong performance of equities and increasing home values during the past year helped household net worth, which as of the end of the first quarter of 2021 climbed approximately 23% year over year to approximately $139 trillion, an increase of more than $25 trillion. If Americans spend 2% of that increased wealth, approximately $500 billion would surge through the economy, boosting GDP by approximately 2%. At the same time, stimulus checks are continuing to work their way through the economy.

As estimates for GDP growth climb and U.S. personal savings grow, it may be tempting to embrace cyclical stocks typically classified as value stocks in anticipation of strong economic expansion. At Alger, however, we are continuing to take a long-term approach that involves seeking growth companies with strong fundamentals that are using innovation to disrupt their specific industries.

First, value market rallies have historically been short-lived, which illustrates the difficulty of successfully timing value trades.

•
The Trump election in the fall of 2016 resulted in the Russell 3000 Val- ue Index rising 6% relative to the Russell 3000 Growth Index, as investors priced in lower corporate tax rates, which benefit more domestically oriented companies like banks and retailers. Approximately half of the rally was con-centrated in the two weeks after the election.

•
When worries about the longevity of the European Union subsided in the spring of 2012, the Russell 3000 Value Index rallied over 8% relative to the Russell 3000 Growth Index through mid-2013. More than half of that move occurred in late 2012 and early 2013.

•	After the Global Financial Crisis, the Russell 3000 Value Index rose over 4% relative to the Russell 3000 Growth Index in the summer of 2009, but most of the rally took place over only one month.

Second, these value rallies occurred within a long structural downward period for value underperformance, with the Russell 3000 Value Index generating an annualized return of 11.64% for the 10-year period ended June 30, 2021, compared to the 17.66% annualized return of the Russell 3000 Growth Index. Additionally, we maintain that broader structural issues, including the outdated practice of not fully valuing intangible assets, has made the common practice of using price-to-book ratios in classifying stocks as value equities obsolete.

Finally, growth companies are often leaders in innovation and can potentially benefit from corporations increasingly digitizing their business models, which over the years has become a competitive necessity. Indeed, during earnings calls, businesses are emphasizing the need to digitize rather than increase their exposure to more discretionary services or products within their respective industries. We believe that the intersection of digital innovation and certain end markets that may benefit from economic growth could be attractive for investors. These may include travel and leisure stocks, restaurant stocks, retailers or even certain commercial real estate and energy companies.

Portfolio Matters
Alger 35 ETF
From its May 3, 2021 inception date to June 30, 2021, the share price of the Alger 35 ETF generated a 6.10% return and the ETF’s net asset value generated a 6.00% return compared to the 2.77% return of the S&P 500 Index. During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Information Technology and the largest underweight was Financials.

Contributors to Performance

The Information Technology and Healthcare sectors provided the greatest contributions to relative performance. Regarding individual positions, Pinterest, Inc., Cl. A; Microsoft Corp.; Enphase Energy, Inc.; Nvidia Corporation; and PayPal Holdings, Inc. were among the top contributors to absolute performance.

Microsoft is a Positive Dynamic Change beneficiary of corporate America’s transformative digitization. Microsoft’s enterprise cloud product, Azure, is rapidly growing and accruing market share. Microsoft shares performed strongly after the company reported that Azure revenue grew 50% during the first three months of 2021. This high-unit volume growth is a primary driver of the company’s higher share price, but Microsoft’s strong operating execution has enabled notable margin expansion that has also helped to increase forward earnings estimates. We believe Microsoft’s subscription-based software offerings and cloud computing services have a durable growth profile because they enhance customers’ growth initiatives and help them to diminish costs. Additionally, investors appreciate Microsoft’s strong free cash flow generation and its return of cash to shareholders in the form of dividends and share repurchases. Microsoft’s chief executive officer reiterated his comment from a few months back, when he said he expects technology spending as a percent of GDP to jump from about 5% today to 10% in a few years and that he believes Microsoft is well positioned to capture market share.

Detractors from Performance

The Consumer Discretionary and Consumer Staples sectors were among the sectors that detracted from relative performance. Regarding individual positions, Genius Sports Ltd.; Tesla, Inc.; Square, Inc., Cl. A; US Foods Holding Corp. and BigCommerce Holdings, Inc. were among the top detractors from absolute performance. U.S. Foods Holdings is one of the largest operators in the large domestic foodservice distribution market. The foodservice industry was hurt by falling restaurant sales due to COVID-19. As a result, smaller competitors have fallen by the wayside, opening the opportunity for higher quality operators like U.S. Foods Holdings to expand and take market share and as an economic reopening beneficiary, U.S. Foods Holdings has experienced a notable improvement in sales. The shares detracted from performance in recent months as costs have caused investors to become less enthused about the company’s profitability. Labor availability in warehouses and in transportation workers, increased freight costs, and higher food prices will pressure margins in the coming months.

Alger Mid Cap 40 ETF

From its February 26, 2021 inception date to June 30, 2021, the share price of the Alger Mid Cap 40 ETF generated a 4.40% return and the ETF’s net asset value generated a 3.30% return compared to the 8.95% return of the Russell Midcap Growth Index. During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Consumer Discretionary and the largest underweight was Information Technology.

Contributors to Performance

The Information Technology sector provided the largest contribution to relative performance.

Regarding individual positions, Bentley Systems, Inc., Cl. B; InMode Ltd.; Bio-Techne Corp.; Herc Holdings, Inc.; and Enphase Energy, Inc. were among the top contributors to absolute performance. Bentley Systems is a founder-led company with a 36-year track record of creating value with software and services for the design, construction and operation of infrastructure, such as transportation, energy generation, large commercial buildings and other physical assets. The company’s software solutions help bring projects to market faster and more efficiently and include a simulation offering that provides asset owners with valuable information to prolong and improve the life of assets. Penetration of digital workflow in infrastructure engineering remains low and both the project and asset management markets are continuing to adopt digital solutions, driving growth for Bentley at a high single-digit rate and potentially accelerating in the event of a U.S. infrastructure bill being passed into law. We believe that anticipation of a U.S. infrastructure bill is one of the main reasons why Bentley shares outperformed. We also believe the company’s acquisition of geosciences software company Seequent also supported the performance of Bentley shares because it provides improved potential for the company to increase its guidance.

Detractors from Performance

The Healthcare sector was among the sectors that detracted from relative performance. Regarding individual positions, Magnite, Inc.; Penn National Gaming, Inc.; Natera, Inc.; Twilio, Inc., Cl. A; and Abcam PLC Sponsored ADR were among the top detractors from absolute performance. Penn National operates 42 properties, including casinos and racetracks, across 20 states. In February 2020, Penn National purchased a 36% interest in Barstool Sports, an online sports media company with 66 million monthly active users. Penn National is using Barstool Sports as the brand of its digital strategy and retains 100% of the sports betting and online casino (iGaming) proceeds in the relationship. Traditional brick-and-mortar casino gambling in the U.S. is not a growth industry; however, two unique growth areas exist for casino operators: online sports betting (OSB) and iGaming. Legalization of OSB has been robust this year and the potential exists for more than 40% of the U.S. population to have access to OSB by next spring, which compares to just 19% at the end of 2020. Additionally, gaming companies must have a physical presence within the states where they seek to have online gambling and sports betting legalized, so Penn National’s brick-and-mortar facilities give the company an advantage in this area.

Shares of Penn National underperformed during the second quarter in sympathy with the decline in the share price of online betting company DraftKings. Concerns about Penn National’s declining online sports betting market share in Michigan and Pennsylvania have also influenced the performance of Penn National shares. Additionally, concerns about the sustainability of current demand and margins in its brick-and-mortar properties contributed to the underperformance of the position.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, LLC

These ETFs are different from traditional ETFs.

Traditional ETFs tell the public what assets they hold each day. These ETFs will not. This may create additional risks for your investment. Specifically:

•	You may have to pay more money to trade the ETFs’ shares. These ETFs will provide less information to traders, who tend to charge more for trades when they have less information.

•
The price you pay to buy ETF shares on an exchange may not match the value of the ETFs’ portfolios. The same is true when you sell shares. These price differences may be greater for these ETFs compared to other ETFs because they provide less information to traders.

•	These additional risks may be even greater in bad or uncertain market con- ditions.

The differences between these ETFs and other ETFs may also have advantages. By keeping certain information about the ETFs confidential, these ETFs may face less risk that other traders can predict or copy their investment strategies. This may improve the ETFs’ performance. If other traders are able to copy or predict the ETFs’ investment strategies, however, this may hurt the ETFs’ performance. For additional information regarding the unique attributes and risks of these ETFs, please refer to the prospectus.

The Funds are actively managed ETFs that do not seek to replicate the performance of specified indexes. The Funds do not provide daily disclosures of portfolio holdings, but instead provide verified intraday indicative values (“VIIVs”) calculated and disseminated every second throughout the trading day. The VIIVs are designed to be a highly correlated per share values of the underlying portfolios, but there is a risk that market prices of the Funds may vary significantly from their NAVs. The VIIV Calculation Methodology and historical daily comparisons of the Funds’ VIIVs to their NAVs are available on www. alger.com. The Funds’ trading on the basis of VIIVs may trade at wider bid/ask spreads than ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and, therefore, may cost investors more to trade. Although the Funds seek to benefit from keeping their portfolio information confidential, market participants may attempt to identify the Funds’ trading strategies, which, if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Funds and their shareholders. The Funds’ shares trade in the secondary market on NYSE Arca, Inc. and therefore may experience associated risks, such as the potential lack of an active market for the Funds’ shares, losses from trading in secondary markets, periods of high volatility, and disruptions in the creation and/or redemption process of the Funds. Any of these factors may cause the Funds’ shares to trade at premiums or discounts to NAVs. Creations and redemptions in the Funds occur through an agent called an “AP Representative” who is not obligated to engage in creations or redemptions. The Funds may have a limited number of AP Representatives and if AP Representatives are not able to proceed with creations and/or redemptions, the Funds’ shares may trade at discount to their NAVs and possibly face trading halts and/or delisting, and investors could experience significant losses as a result.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger 35 ETF and the Alger Mid Cap 40 ETF. This report is not authorized for distribution to prospective investors in either ETF unless preceded or accompanied by an effective prospectus for the applicable ETF. The ETFs’ returns represent the since inception return of the applicable ETF’s share price and NAV returns. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in an ETF will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 223-3810.

The views and opinions of the ETFs’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in an ETF or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in an ETF and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in an ETF. Please refer to the Schedule of Investments which is included in this report for a complete list of the ETFs’ holdings as of June 30, 2021. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by an ETF during the six-month fiscal period.

Risk Disclosures

Alger 35 ETF
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Mid Cap 40 ETF
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund.

For a more detailed discussion of the risks associated with the ETFs, please see the ETFs’ prospectuses.

Before investing, carefully consider an ETF’s investment objective, risks, charges, and expenses. For a prospectus and summary prospectus containing this and other information or for an ETF’s most recent month-end performance data, visit www. alger.com, call (800) 223-3810 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC. Listed on NYSE Arca, Inc.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	The S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•
The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell's leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, un- biased, and stable barometer of the growth opportunities within the broad market.

•
The Russell 3000 Value Index measures the performance of the broad val- ue segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth val- ues. The Russell 3000 Value Index is constructed to provide a comprehen- sive, unbiased and stable barometer of the broad value market.

•
The MSCI ACWI Index (gross) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI captures large and mid cap representation across 23 developed markets (DM) and 26 emerging markets (EM) countries.

•
The MSCI ACWI ex USA Index (gross) captures large and mid cap represen- tation across 22 of 23 developed markets (DM) countries (excluding the U.S.) and 26 emerging markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the U.S.

•
The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•
The Russell Midcap Growth Index measures the performance of the mid- cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

ALGER 35 ETF
Fund Highlights Through June 30, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger 35 ETF and the S&P 500 Index (an unmanaged index of common stocks) from May 3, 2021, the inception date of the Alger 35 ETF, through June 30, 2021. Figures for the Alger 35 ETF and the S&P 500 Index include reinvestment of dividends. Figures for the Alger 35 ETF also include reinvestment of capital gains. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER 35 ETF
Fund Highlights Through June 30, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 6/30/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/3/2021
Alger 35 ETF – Net Asset Value (Inception 5/3/21)	n/a	n/a	n/a	6.00%
Alger 35 ETF – Market Value (Inception 5/3/21)	n/a	n/a	n/a	6.10%
S&P 500 Index	n/a	n/a	n/a	2.77%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions. Market price is determined using the bid/ask midpoint at 4:00 P.M. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the New York Stock Exchange. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 223-3810.

ALGER MID CAP 40 ETF
Fund Highlights Through June 30, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap 40 ETF and the Russell Midcap Growth Index (an unmanaged index of common stocks) from February 26, 2021, the inception date of the Alger Mid Cap 40 ETF, through June 30, 2021. Figures for the Alger Mid Cap 40 ETF and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap 40 ETF also include reinvestment of capital gains. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP 40 ETF
Fund Highlights Through June 30, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 6/30/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 2/26/2021
Alger Mid Cap 40 ETF – Net Asset Value (Inception 2/26/21)	n/a	n/a	n/a	3.30%
Alger Mid Cap 40 ETF – Market Value (Inception 2/26/21)	n/a	n/a	n/a	4.40%
Russell Midcap Growth Index	n/a	n/a	n/a	8.95%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions. Market price is determined using the bid/ask midpoint at 4:00 P.M. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the New York Stock Exchange. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 223-3810.

PORTFOLIO SUMMARY†
June 30, 2021 (Unaudited)

SECTORS	Alger 35 ETF	Alger Mid Cap 40 ETF
Communication Services	11.5%	8.1%
Consumer Discretionary	12.4	12.3
Consumer Staples	1.0	0.0
Energy	0.9	0.0
Financials	4.1	3.2
Healthcare	16.6	22.2
Industrials	5.9	12.4
Information Technology	46.0	40.1
Real Estate	1.4	0.0
Short-Term Investments and Net Other Assets	0.2	1.7
	100.0%	100.0%

†	Based on net assets for each Fund.

THE ALGER ETF TRUST	ALGER 35 ETF
Schedule of Investments June 30, 2021 (Unaudited)

COMMON STOCKS—98.4%	SHARES	VALUE
AEROSPACE & DEFENSE—4.0%
HEICO Corp.	3,770	$525,613
APPLICATION SOFTWARE—8.0%
Adobe, Inc.*	930	544,645
Datadog, Inc., Cl. A*	2,301	239,488
Paycom Software, Inc.*	378	137,392
The Trade Desk, Inc., Cl. A*	1,479	114,415
		1,035,940
BIOTECHNOLOGY—2.2%
Natera, Inc.*	2,488	282,463
CASINOS & GAMING—0.9%
DraftKings, Inc., Cl. A*	2,318	120,930
DATA PROCESSING & OUTSOURCED SERVICES—11.9%
Marqeta, Inc., Cl. A*	8,309	233,234
PayPal Holdings, Inc.*	2,297	669,530
Square, Inc., Cl. A*	703	171,391
Visa, Inc., Cl. A	1,997	466,938
		1,541,093
FINANCIAL EXCHANGES & DATA—2.8%
S&P Global, Inc.	884	362,838
FOOD DISTRIBUTORS—1.0%
US Foods Holding Corp.*	3,458	132,649
HEALTHCARE EQUIPMENT—6.8%
Dexcom, Inc.*	589	251,503
Intuitive Surgical, Inc.*	687	631,793
		883,296
HEALTHCARE TECHNOLOGY—2.5%
Veeva Systems, Inc., Cl. A*	1,029	319,967
INTERACTIVE MEDIA & SERVICES—11.5%
Alphabet, Inc., Cl. C*	295	739,364
Genius Sports Ltd.*	13,041	244,780
Pinterest, Inc., Cl. A*	6,425	507,254
		1,491,398
INTERNET & DIRECT MARKETING RETAIL—9.0%
Amazon.com, Inc.*	292	1,004,527
MercadoLibre, Inc.*	104	162,010
		1,166,537
INTERNET SERVICES & INFRASTRUCTURE—1.6%
Shopify, Inc., Cl. A*	139	203,076
LIFE SCIENCES TOOLS & SERVICES—2.5%
Bio-Techne Corp.	725	326,438
MANAGED HEALTHCARE—2.6%
UnitedHealth Group, Inc.	839	335,969
OIL & GAS EQUIPMENT & SERVICES—0.9%
Core Laboratories NV	3,070	119,576
REGIONAL BANKS—1.3%
Signature Bank	692	169,990
RESEARCH & CONSULTING SERVICES—1.9%
CoStar Group, Inc.*	3,006	248,957

THE ALGER ETF TRUST	ALGER 35 ETF
Schedule of Investments June 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—98.4% (CONT.)	SHARES	VALUE
RESTAURANTS—2.5%
Shake Shack, Inc., Cl. A*	3,082	$329,836
SEMICONDUCTOR EQUIPMENT—8.5%
Applied Materials, Inc.	5,446	775,510
Enphase Energy, Inc.*	1,812	332,738
		1,108,248
SEMICONDUCTORS—2.2%
NVIDIA Corp.	350	280,035
SYSTEMS SOFTWARE—9.9%
Crowdstrike Holdings, Inc., Cl. A*	1,077	270,661
Microsoft Corp.	3,733	1,011,270
		1,281,931
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—3.9%
Apple, Inc.	3,703	507,163
TOTAL COMMON STOCKS
(Cost $11,722,605)		12,773,943

REAL ESTATE INVESTMENT TRUST—1.4%	SHARES	VALUE
RETAIL—1.4%
Simon Property Group, Inc.	1,381	180,193
(Cost $171,288)		180,193
Total Investments
(Cost $11,893,893)	99.8%	12,954,136
Unaffiliated Securities (Cost $11,893,893)		12,954,136
Other Assets in Excess of Liabilities	0.2%	31,054
NET ASSETS	100.0%	$12,985,190

*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER ETF TRUST	ALGER MID CAP 40 ETF
Schedule of Investments June 30, 2021 (Unaudited)

COMMON STOCKS—98.3%	SHARES	VALUE
AIR FREIGHT & LOGISTICS—2.8%
XPO Logistics, Inc.*	5,469	$765,058
APPLICATION SOFTWARE—22.8%
Asana, Inc., Cl. A*	7,821	485,137
Avalara, Inc.*	4,499	727,938
Datadog, Inc., Cl. A*	6,534	680,059
DocuSign, Inc., Cl. A*	2,005	560,538
HubSpot, Inc.*	2,017	1,175,346
LivePerson, Inc.*	10,554	667,435
Palantir Technologies, Inc., Cl. A*	21,037	554,535
Qualtrics International, Inc., Cl. A*	13,413	513,047
Zoom Video Communications, Inc., Cl. A*	2,103	813,924
		6,177,959
AUTO PARTS & EQUIPMENT—2.3%
Aptiv PLC*	3,972	624,915
AUTOMOBILE MANUFACTURERS—1.9%
NIO, Inc.#,*	9,615	511,518
AUTOMOTIVE RETAIL—0.0%
Carvana Co., Cl. A*	34	10,262
BIOTECHNOLOGY—5.6%
Natera, Inc.*	6,331	718,758
Twist Bioscience Corp.*	5,999	799,367
		1,518,125
CONSUMER FINANCE—3.2%
SoFi Technologies, Inc.*	21,761	417,158
Upstart Holdings, Inc.*	3,591	448,516
		865,674
DATA PROCESSING & OUTSOURCED SERVICES—2.1%
Affirm Holdings, Inc., Cl. A*	8,321	560,419
ELECTRICAL COMPONENTS & EQUIPMENT—2.6%
Generac Holdings, Inc.*	1,681	697,867
HEALTHCARE EQUIPMENT—2.7%
Inmode Ltd.*	7,775	736,137
HEALTHCARE TECHNOLOGY—3.7%
Veeva Systems, Inc., Cl. A*	3,220	1,001,259
HOMEFURNISHING RETAIL—1.5%
RH*	592	401,968
INDUSTRIAL MACHINERY—4.1%
Colfax Corp.*	15,223	697,366
The Middleby Corp.*	2,474	428,645
		1,126,011
INTERACTIVE MEDIA & SERVICES—5.7%
Zillow Group, Inc., Cl. C*	4,417	539,846
ZoomInfo Technologies, Inc., Cl. A*	19,554	1,020,132
		1,559,978
INTERNET & DIRECT MARKETING RETAIL—4.5%
Chewy, Inc., Cl. A*	5,510	439,202
Farfetch Ltd., Cl. A*	8,264	416,175

THE ALGER ETF TRUST	ALGER MID CAP 40 ETF
Schedule of Investments June 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—98.3% (CONT.)	SHARES	VALUE
INTERNET & DIRECT MARKETING RETAIL—4.5% (CONT.)
The RealReal, Inc.*	18,167	$358,980
		1,214,357
INTERNET SERVICES & INFRASTRUCTURE—8.7%
DigitalOcean Holdings, Inc.*	9,657	536,833
Shopify, Inc., Cl. A*	768	1,122,033
Twilio, Inc., Cl. A*	1,808	712,641
		2,371,507
LIFE SCIENCES TOOLS & SERVICES—10.2%
10X Genomics, Inc., Cl. A*	3,866	757,040
Bio-Techne Corp.	2,033	915,379
Repligen Corp.*	5,471	1,092,121
		2,764,540
MOVIES & ENTERTAINMENT—2.4%
Roku, Inc., Cl. A*	1,430	656,728
SEMICONDUCTOR EQUIPMENT—2.7%
Enphase Energy, Inc.*	3,966	728,277
SEMICONDUCTORS—1.8%
NVIDIA Corp.	599	479,260
SPECIALTY STORES—2.1%
Academy Sports & Outdoors, Inc.*	13,680	564,163
SYSTEMS SOFTWARE—2.0%
Zscaler, Inc.*	2,484	536,693
TRADING COMPANIES & DISTRIBUTORS—2.9%
Herc Holdings, Inc.*	7,101	795,809
TOTAL COMMON STOCKS
(Cost $24,675,037)		26,668,484
Total Investments
(Cost $24,675,037)	98.3%	26,668,484
Unaffiliated Securities (Cost $24,675,037)		26,668,484
Other Assets in Excess of Liabilities	1.7%	457,466
NET ASSETS	100.0%	$27,125,950

*	Non-income producing security.
#	American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER ETF TRUST
Statements of Assets and Liabilities June 30, 2021 (Unaudited)

	Alger 35 ETF		Alger Mid Cap 40 ETF

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$12,954,136		$26,668,484
Cash and cash equivalents	59,321		1,025,167
Receivable for investment securities sold	—		3,069,655
Receivable for shares of beneficial interest sold	1,590,000		516,500
Dividends and interest receivable	352		—
Receivable from Investment Manager	10,029		7,024
Total Assets	14,613,838		31,286,830

LIABILITIES:
Payable for investment securities purchased	1,586,874		4,103,501
Accrued investment advisory fees	4,373		11,526
Accrued custodian fees	5,240		4,231
Accrued transfer agent fees	842		829
Accrued printing fees	301		298
Accrued professional fees	18,821		29,414
Accrued registration fees	98		211
Accrued fund accounting fees	8,503		8,871
Accrued licensing fees	318		685
Accrued other expenses	3,278		1,314
Total Liabilities	1,628,648		4,160,880
NET ASSETS	$12,985,190		$27,125,950

NET ASSETS CONSIST OF:
Paid in capital (unlimited shares authorized, par value of $.001 per share)	11,989,625		26,011,125
Distributable earnings	995,565		1,114,825
NET ASSETS	$12,985,190		$27,125,950
* Identified cost	$11,893,893	(a)	$24,675,037	(b)

See Notes to Financial Statements.

THE ALGER ETF TRUST
Statements of Assets and Liabilities June 30, 2021 (Unaudited) (Continued)

	Alger 35 ETF	Alger Mid Cap 40 ETF

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:	612,500	1,312,500

NET ASSET VALUE PER SHARE:	$21.20	$20.67

See Notes to Financial Statements.

(a)
At June 30, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $11,893,893, amounted to $1,060,243 which consisted of aggregate gross unrealized appreciation of $1,107,681 and aggregate gross unrealized depreciation of $47,438.

(b)
At June 30, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $24,675,037, amounted to $1,993,447 which consisted of aggregate gross unrealized appreciation of $2,087,847 and aggregate gross unrealized depreciation of $94,400.

THE ALGER ETF TRUST
Statements of Operations for the period ended June 30, 2021 (Unaudited)

	Alger 35 ETF	Alger Mid Cap 40 ETF
	From May 3, 2021 From February 26, 2021
	(commencement of operations)	(commencement of operations)
	to June 30, 2021	to June 30, 2021

INCOME:
Dividends	$4,265	$17,646
Interest	2	31
Total Income	4,267	17,677

EXPENSES:
Investment management fees — Note 3(a)	6,050	31,298
Custodian fees	5,240	12,173
Transfer agent fees — Note 3(f)	849	1,706
Printing fees	301	303
Professional fees	18,821	35,125
Registration fees	98	211
Trustee fees — Note 3(g)	—	113
Fund accounting fees	8,503	17,340
Licensing fees	318	685
Miscellaneous Fees	3,278	17,584
Total Expenses	43,458	116,538
Less, expense reimbursements/waivers — Note 3(a)	(36,064)	(78,981)
Net Expenses	7,394	37,557
NET INVESTMENT LOSS	(3,127)	(19,880)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on unaffiliated investments	(61,551)	(884,307)
Net realized gain on redemptions-in-kind	—	25,565
Net change in unrealized appreciation on unaffiliated investments	1,060,243	1,993,447
Net realized and unrealized gain on investments	998,692	1,134,705
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$995,565	$1,114,825

See Notes to Financial Statements.

THE ALGER ETF TRUST
Statements of Changes in Net Assets (Unaudited)

Alger 35 ETF
From May 3, 2021 (commencement of operations) to June 30, 2021
Net investment loss	$(3,127)
Net realized loss on investments, in-kind redemptions and foreign currency	(61,551)
Net change in unrealized appreciation on investments	1,060,243
Net increase in net assets resulting from operations	995,565

Increase from shares of beneficial interest transactions — Note 6:	11,889,625
Total increase	12,885,190

Net Assets:
Beginning of period	100,000
END OF PERIOD	$12,985,190

See Notes to Financial Statements.

THE ALGER ETF TRUST
Statements of Changes in Net Assets (Unaudited) (Continued)

Alger Mid Cap 40 ETF
From February 26, 2021 (commencement of operations) to June 30, 2021

Net investment loss	$(19,880)
Net realized loss on investments, in-kind redemptions and foreign currency	(858,742)
Net change in unrealized appreciation on investments	1,993,447
Net increase in net assets resulting from operations	1,114,825

Increase from shares of beneficial interest transactions — Note 6:	25,911,125
Total increase	27,025,950

Net Assets:
Beginning of period	100,000
END OF PERIOD	$27,125,950

See Notes to Financial Statements.

THE ALGER ETF TRUST
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger 35 ETF
From 5/3/2021 (commencement of operations) to 6/30/2021(i)
Net asset value, beginning of period	$20.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.01)
Net realized and unrealized gain on investments	1.21
Total from investment operations	1.20
Net asset value, end of period	$21.20
Market value, end of period	$21.22
Net asset value, Total return	6.00%
Market value, Total return	6.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$12,985
Ratio of gross expenses to average net assets	3.23%
Ratio of expense reimbursements to average net assets	(2.68)%
Ratio of net expenses to average net assets	0.55%
Ratio of net investment loss to average net assets	(0.23)%
Portfolio turnover rate(iii)	13.92%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(ii)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER ETF TRUST
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap 40 ETF
From 2/26/2021 (commencement of operations) to 6/30/2021(i)
Net asset value, beginning of period	$20.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)
Net realized and unrealized gain on investments	0.69
Total from investment operations	0.67
Net asset value, end of period	$20.67
Market value, end of period	$20.88
Net asset value, Total return	3.30%
Market value Total return	4.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$27,126
Ratio of gross expenses to average net assets	1.86%
Ratio of expense reimbursements to average net assets	(1.26)%
Ratio of net expenses to average net assets	0.60%
Ratio of net investment loss to average net assets	(0.32)%
Portfolio turnover rate(iii)	158.68%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(ii)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and organized as a business trust under the laws of the Commonwealth of Massachusetts on March 24, 2020. Each of the Alger Mid Cap 40 ETF and the Alger 35 ETF is a separate non-diversified series of the Trust (each, a “Fund” and together, the “Funds”). The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946-Financial Services – Investment Companies. Each Fund’s investment objective is to seek long-term capital appreciation. Under normal circumstances, each Fund invests primarily in equity securities.

NOTE 2 — Significant Accounting Policies:

(a)  Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (the “Board”). Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

Investments in money market funds and short-term securities held by the Funds with maturities of 60 days or less are valued at their amortized cost which does not take into account unrealized capital gains or losses and approximates market value.

Equity securities are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities for which market quotations are not readily available are valued at fair value pursuant to procedures approved by the Board and described further herein.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Funds may significantly differ from the valuations that would have been assigned by the Funds had there been an active market for such securities.

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Board and comprised of representatives of the Trust’s investment adviser and officers of the Trust. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving the valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and the previous day’s price.

(b)  Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

(c)  Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(d)  Lending of Fund Securities: The Funds may lend their securities to financial institutions (other than to Fred Alger Management, LLC, the Funds’ investment manager (“Alger Management” or the “Investment Manager”) or its affiliates), provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets including borrowings, as defined in its prospectus. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Funds’ custodian (“Custodian”), in an amount equal to at least 102% of the current market value of U.S. loaned securities. The market value of the loaned securities is determined at the close of each business day of the Funds. Any required additional collateral is delivered to the Custodian each day and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of June 30, 2021.

(e) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, are declared and paid annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset values of the Funds and are designed to present the Funds’ capital accounts on a tax basis.

(f)  Federal Income Taxes: It is each Fund's policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds’ tax returns remains open for three years. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(g)  Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets.

(h) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments that are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

(i) Organizational and Initial Offering Costs: Alger Management, has agreed to bear all organizational and initial offering costs of the Funds. These expenses are not subject to reimbursement.

NOTE 3 — Investment Management Fees and Other Transactions with Affiliates:

(a)  Investment Management Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Management Agreement with Alger Management, are payable monthly and computed based on the following annual rates based on a percentage of average daily net assets:

Actual Rate
Alger 35 ETF	0.45%
Alger Mid Cap 40 ETF	0.50%

Alger Management has contractually agreed to waive fees or reimburse Fund expenses (excluding acquired fund fees and expenses, taxes, brokerage and extraordinary expenses) for the Funds through April 30, 2023 to the extent necessary to limit the total annual fund operating expenses from exceeding the rates, based on average daily net assets, listed below.

Alger 35 ETF	0.55%
Alger Mid Cap 40 ETF	0.60%

Alger Management may, during the term of the contract, recoup any fees waived or expenses reimbursed pursuant to the contract to the extent that such recoupment would not cause the expense ratio to exceed the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment by Alger Management after repayment of the recoupment is taken into account. For the period ended June 30, 2021, there were no recoupments payments made by the Funds to Alger Management.

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b)  Brokerage Commissions: During the period ended June 30, 2021, Alger 35 ETF and Alger Mid Cap 40 ETF paid Fred Alger & Company, LLC, the Fund's distributor and affiliate of Alger Management (the "Distributor" or "Alger LLC") commissions of $267 and $3,230, respectively, in connection with securities transactions.

(c)  Trustee Fees: Each trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended (“Independent Trustee”) receives a fee of $142,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds II, The Alger Funds, The Alger Portfolios and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(d) Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, the Funds may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If a Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Funds’ total assets, such Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds. There were no interfund loans outstanding as of June 30, 2021.

(e) Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie Capital, LLC, an investment adviser affiliated with Alger Management. There were no interfund trades during the period ended June 30, 2021.

(f) Other Transactions with Affiliates: Certain officers and one Trustee of the Trust are directors and/or officers of Alger Management, the Distributor, or their affiliates. At June 30, 2021, Alger Management and its affiliated entities owned 12,500 and 12,500 shares of Alger 35 ETF and Alger Mid Cap 40 ETF, respectively.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions of each Fund, other than U.S. Government securities, in-kind transactions and short-term securities, for the period ended June 30, 2021.

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	PURCHASES	SALES
Alger 35 ETF	$1,990,924	$1,622,642
Alger Mid Cap 40 ETF	27,636,487	26,549,893

The following summarizes the securities in-kind transactions of each Fund for the period ended June 30, 2021. Alger 35 ETF and the Alger Mid Cap 40 ETF had realized gains on in- kind transactions of $0 and $25,565, respectively. Net gains (losses) on in-kind redemptions are not considered taxable for federal income tax purposes.

	PURCHASES	SALES
Alger 35 ETF	$11,587,162	$—
Alger Mid Cap 40 ETF	27,463,276	3,016,091

NOTE 5 — Borrowings:

The Funds may borrow from the Custodian on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short-term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(d). For the period ended June 30, 2021, the Funds had no borrowings from the Custodian or other funds in the Alger Fund Complex.

NOTE 6 — Share Capital:

Each Fund offers and issue shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (a “Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”), together with the deposit of a specified cash payment (“Cash Component”). Shares of the Funds are listed for trading on NYSE Arca, Inc., a national securities exchange. Shares of the Funds are traded in the secondary market and elsewhere at market prices that may be at, above or below each Fund’s NAV. Shares of each Fund are redeemable only in Creation Units, generally in exchange for Deposit Securities and a Cash Component. Creation Units are typically a specified number of shares, generally 12,500 or multiples thereof, for each Fund. All orders to purchase Creation Units must be placed by or through authorized participants (“APs”) who have entered into agreements with Alger LLC, a registered broker-dealer. Each AP will establish and maintain a confidential brokerage account with an agent (known as an AP Representative), for the benefit of the AP, in order to engage in in-kind creation and redemption activity with the Funds.

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE PERIOD ENDED JUNE 30, 2021
	SHARES	AMOUNT
Alger 35 ETF*

Shares sold	7,500	$150,000
Shares contributed in-kind	600,000	11,739,625
Net increase	607,500	$11,889,625

Alger Mid Cap 40 ETF**

Shares sold	7,500	$150,000
Shares contributed in-kind	1,462,500	29,012,375
Shares redeemed in-kind	(162,500)	(3,251,250)
Net increase	1,307,500	$25,911,125

* Inception date May 3, 2021.
** Inception date February 26, 2021.

NOTE 7 — Income Tax Information:

At June 30, 2021, the Funds, for federal income tax purposes, had no capital loss carryforwards. No capital loss carryforwards were utilized in 2021.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in the Funds’ Schedules of Investments. Based upon the nature, characteristics, and risks associated with their investments as of June 30, 2021, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger 35 ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$1,491,398	$1,491,398	$—	$—
Consumer Discretionary	1,617,303	1,617,303	—	—
Consumer Staples	132,649	132,649	—	—
Energy	119,576	119,576	—	—
Financials	532,828	532,828	—	—
Healthcare	2,148,133	2,148,133	—	—
Industrials	774,570	774,570	—	—
Information Technology	5,957,486	5,957,486	—	—
TOTAL COMMON STOCKS	$12,773,943	$12,773,943	$—	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	180,193	180,193	—	—
TOTAL INVESTMENTS IN SECURITIES	$12,954,136	$12,954,136	$—	$—

Alger Mid Cap 40 ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$2,216,706	$2,216,706	$—	$—
Consumer Discretionary	3,327,183	3,327,183	—	—
Financials	865,674	865,674	—	—
Healthcare	6,020,061	6,020,061	—	—
Industrials	3,384,745	3,384,745	—	—
Information Technology	10,854,115	10,854,115	—	—
TOTAL COMMON STOCKS	$26,668,484	$26,668,484	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$26,668,484	$26,668,484	$—	$—

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of June 30, 2021, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash and Cash Equivalents:
Alger 35 ETF	$59,321	$—	$59,321	$—
Alger Mid Cap 40 ETF	1,025,167	—	1,025,167	—
Total	$1,084,488	$—	$1,084,488	$—

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 9 — Risk Disclosures:

Alger 35 ETF — The Fund is an actively managed ETF that does not seek to replicate the performance of a specified index. The Fund does not provide daily disclosure of its portfolio holdings, but instead provides a verified intraday indicative value (“VIIV”) calculated and disseminated every second throughout the trading day. The VIIV is designed to be a highly correlated per share value of the underlying portfolio, but there is a risk that market price of the Fund may vary significantly from its NAV. The VIIV Calculation Methodology and a historical daily comparison of the Fund’s VIIV to its NAV is available on www.alger. com. The Fund trading on the basis of a VIIV may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and, therefore, may cost investors more to trade. Although the Fund seeks to benefit from keeping its portfolio information confidential, market participants may attempt to identify a Fund’s trading strategy, which, if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. The Fund’s shares trade in the secondary market on NYSE Arca, Inc. and therefore may experience associated risks, such as the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility, and disruptions in the creation and/or redemption process of the Fund. Any of these factors may cause the Fund’s shares to trade at a premium or discount to NAV. Creations and redemptions in the Fund occur through an agent called an “AP Representative” who is not obligated to engage in creations or redemptions. The Fund may have a limited number of AP Representatives and if AP Representatives are not able to proceed with creations and/or redemptions the Fund’s shares may trade at a discount to NAV and possibly face trading halts and/or delisting, and investors could experience significant losses as a result.

Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap 40 ETF — The Fund is an actively managed ETF that does not seek to replicate the performance of a specified index. The Fund does not provide daily disclosure of its portfolio holdings, but instead provides a verified intraday indicative value (“VIIV”) calculated and disseminated every second throughout the trading day. The VIIV is designed to be a highly correlated per share value of the underlying portfolio, but there is a risk that market price of the Fund may vary significantly from its NAV. The VIIV Calculation Methodology and a historical daily comparison of the Fund’s VIIV to its NAV is available on www.alger.com. The Fund trading on the basis of a VIIV may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and, therefore, may cost investors more to trade. Although the Fund seeks to benefit from keeping its portfolio information confidential, market participants may attempt to identify a Fund’s trading strategy, which, if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. The Fund’s shares trade in the secondary market on NYSE Arca, Inc. and therefore may experience associated risks, such as the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility, and disruptions in the creation and/or redemption process of the Fund. Any of these factors may cause the Fund’s shares to trade at a premium or discount to NAV. Creations and redemptions in the Fund occur through an agent called an “AP Representative” who is not obligated to engage in creations or redemptions. The Fund may have a limited number of AP Representatives and if AP Representatives are not able to proceed with creations and/or redemptions the Fund’s shares may trade at a discount to NAV and possibly face trading halts and/or delisting, and investors could experience significant losses as a result.

Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

NOTE 10 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to June 30, 2021, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares, if applicable; and ongoing costs, including management fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example below is based on an investment of $1,000 invested beginning on the date of each Fund’s inception and held for the entire period.

Actual Expenses

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the period Ended June 30, 2021” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of Fund shares or deduction of insurance charges against assets or annuities. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited) (Continued)

	Beginning Account Value May 3, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period Ended June 30, 2021(a)	Annualized Expense Ratio For the Period Ended June 30, 2021(c)
Alger 35 ETF

Actual	$1,000.00	$1,060.00	$0.92	0.55%
Hypothetical(d)	1,000.00	1,007.19	0.89	0.55

	Beginning Account Value February 26, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period Ended June 30, 2021(b)	Annualized Expense Ratio For the Period Ended June 30, 2021(c)
Alger Mid Cap 40 ETF

Actual	$1,000.00	$1,033.00	$2.09	0.60%
Hypothetical(d)	1,000.00	1,015.07	2.07	0.60

(a)	Expenses are equal to the annualized expense ratio of the Fund, multiplied by the average account value over the period, multiplied by 59/365 (to reflect the period from May 3, 2021 to June 30, 2021).
(b)
Expenses are equal to the annualized expense ratio of the Fund, multiplied by the average account value over the period, multiplied by 125/365 (to reflect the period from February 26, 2021 to June 30, 2021).

(c)	Annualized.
(d)	5% annual return before expenses.

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Management Agreement

ALGER ETF TRUST

Alger Mid Cap 40 ETF
Alger 35 ETF
(each, a Fund)

At a meeting held on December 15, 2020 (Meeting), the Board of Trustees (Board) of The Alger ETF Trust (Trust), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (Independent Trustees), reviewed and approved the investment management agreement (Management Agreement) between Fred Alger Management, LLC (Manager) and the Trust, on behalf of each Fund for a period through October 31, 2022. The Independent Trustees received advice from, and met separately with, their Independent Trustee counsel in considering whether to approve the Management Agreement. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting, as well as throughout the year at meetings of the Board and its committees in their capacity as members of the boards of trustees of the Alger Family of Funds. In addition, the Board took into account the information that it previously received and considered in response to detailed requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with such other funds’ annual contract renewal process, and reviewed and considered at this Meeting the Manager’s response to a supplemental request. The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services to be provided by the Manager; (ii) the costs of the services to be provided by the Manager and estimated profits; and (iii) the extent to which economies of scale are realized as a Fund grows. The Board also reviewed the terms of the Management Agreement.

In approving the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that approval of the Management Agreement is in the best interest of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by the Manager to the Funds. This information included, among other things, the qualifications, background and experience of the professional personnel who will perform services for a Fund; the structure of investment professional compensation; oversight of third-party service providers; legal and compliance matters; risk controls; pricing and other services to be provided by the Manager and its affiliates; and the range of management fees charged by the Manager and its affiliates to other funds and accounts, including management’s explanation of differences among accounts where relevant.

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board noted the Manager’s history and expertise in the “growth” style of investment management and management’s ongoing efforts to develop strategies and adjust portfolios to address the changing investment landscape. The Board also noted the Manager’s continuing efforts in connection with business continuity plans, including the effectiveness of those plans during the COVID-19 pandemic. The Board further noted the Manager’s engagement with key service providers regarding the COVID-19 pandemic. The Board noted the length of time the Manager had provided services as an investment adviser to the Alger Family of Funds.

The Board also reviewed and considered the potential benefits provided to Fund shareholders of investing in a Fund that is part of the Alger Family of Funds. The Board noted the financial position of the Manager and its commitment to the fund business as evidenced, in part, by a continued focus on offerings in focused strategies, as well as its financial commitment to the establish and launch of the Funds. The Board also noted that the Management Agreement included certain administrative services necessary for the conduct of the Funds’ affairs.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by the Manager and its affiliates to the Funds.

Fund Performance

In their capacity as members of the boards of trustees of the Alger Family of Funds, the Board, including the Independent Trustees, previously received and considered information about the Manager’s investment performance for the other funds in the Alger Family of Funds. The Board noted that, as the Funds had not yet commenced investment operations, there was no investment performance for the Funds for the Board to consider.

Comparative Fees and Expenses

The Board considered the estimated total net expense ratio and, separately, the contractual management fee rate without the effect of fee waivers or expense reimbursements, if any, of each Fund. The Board reviewed and considered information regarding each Fund’s estimated total expense ratio and its various components, including, as applicable, management fees and estimated operating expenses. The Board also took into account management’s description of the expenses of similarly-situated, exchange-traded semi- transparent products and how the Funds generally compare, including how the expenses of the Funds compare to similar funds offered by the Alger Family of Funds.

The Board concluded that the contractual management fee rate without the effect of fee waivers or expense reimbursements to be charged to each Fund is reasonable.

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited) (Continued)

Profitability

The Board then noted that the Manager (and its affiliates) could not report any financial results from their relationships with the Funds because the Funds had not yet commenced investment operations, and thus, the Board could not evaluate the Manager’s (or its affiliates’) profitability with respect to the Funds. Nevertheless, the Board reviewed and considered information regarding the estimated profits to be realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered management’s representations that the Manager is not expected to be profitable with respect to the Funds for some time, until the Funds reach scale, due to the limited availability of semi-transparent ETFs in the marketplace and in distribution channels, as a result of these products being novel. The Board further noted the Manager’s commitment to waive fees and reimburse certain expenses in order to maintain certain net expense ratios through April 30, 2023.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations. Based upon its consideration of all these factors, the Board concluded that the level of estimated profits to be realized by the Manager and its affiliates from providing services to each Fund, which is anticipated to be negative until the Funds reach scale, was not excessive in view of the nature, extent and quality of services to be provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may be able to realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. Because the Funds had not commenced operations, the Board determined to monitor whether the Manager may share with the Funds any benefits that occur if the Funds experience economies of scale.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the Management Agreement for a period through October 31, 2022.

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 6/22/21

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?
Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?
We collect your personal information, for example, when you:
• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?
Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes ─ information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 223-3810 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings (with respect to Alger Mid Cap 40 ETF) and month-end top 5 holdings (with respect to Alger 35 ETF) with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including AP Representatives, financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Trust’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of the Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month- end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 223-3810 to obtain such information.

THE ALGER ETF TRUST

360 Park Avenue South
New York, NY 10010
 (800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, LLC
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, LLC
360 Park Avenue South
New York, NY 10010

Custodian, Transfer Agent and Dividend Disbursing Agent

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger ETF Trust. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOYINK

ETFSAR

ITEM 2.	Code of Ethics.

Not applicable.

ITEM 3.	Audit Committee Financial Expert.

Not applicable.

ITEM 4.	Principal Accountant Fees and Services.

Not applicable.

ITEM 5.	Audit Committee of Listed Registrants.

Not applicable.

ITEM 6.	Investments.

Not applicable.

ITEM 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

ITEM 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

ITEM 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

ITEM 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the registrant’s internal control over financial reporting occurred during the registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	Exhibits.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger ETF Trust

By:	/s/Hal Liebes

Hal Liebes

President

Date: August 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date: August 23, 2021

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: August 23, 2021